EXHIBIT 99

                                 CBASS 2004-CB5


FICO & Documentation
-----------------------------------------------------------------------------------------------------------------------------------
                      Full       Stated     Limited  Alternative  Streamlined                                       Avg      Current
FICO Score             Doc          Doc         Doc         Doc           Doc    No Doc      All Docs          Prin Bal          LTV
------------------------------------------------------------------------------------------------------------------------------------
Not Available         0.0%         0.0%        0.0%        0.0%          0.0%      0.0%          0.0%          49,865.51       87.6%
499 or less           0.3%         0.0%        0.0%        0.0%          0.0%      0.1%          0.5%         116,571.47       87.8%
500 - 549             7.0%         1.8%        0.5%        0.1%          0.0%      0.0%          9.4%         137,124.94       78.0%
550 - 599            13.3%         3.5%        0.7%        0.1%          0.0%      0.3%         17.9%         131,383.00       80.5%
600 - 649            16.4%         8.8%        0.9%        0.3%          0.1%      1.6%         28.1%         138,125.71       83.5%
650 - 699            12.1%        12.4%        0.6%        0.1%          0.2%      1.5%         26.8%         171,434.12       82.6%
700 - 749             5.2%         6.5%        0.4%        0.3%          0.2%      0.8%         13.4%         188,424.87       83.2%
750 - 799             1.2%         2.3%        0.1%        0.0%          0.0%      0.2%          3.8%         200,298.28       81.7%
800 - 849             0.1%         0.0%        0.0%        0.0%          0.0%      0.0%          0.1%         213,046.53       79.6%
------------------------------------------------------------------------------------------------------------------------------------
Total:               55.8%        35.3%        3.1%        0.8%          0.4%      4.6%        100.0%         151,566.96       82.1%
------------------------------------------------------------------------------------------------------------------------------------


LTV & FICO
-----------------------------------------------------------------------------------------------------------------------------------
Current LTV              Fico NA  499 or less    500 - 549     550 - 599     600 - 649     650 - 699     700 - 749    750 - 799
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                0.0%         0.0%         0.3%          0.5%          0.5%          0.6%          0.1%         0.2%
50.01 - 55.00               0.0%         0.0%         0.1%          0.4%          0.4%          0.2%          0.1%         0.0%
55.01 - 60.00               0.0%         0.0%         0.4%          0.4%          0.4%          0.5%          0.3%         0.2%
60.01 - 65.00               0.0%         0.0%         0.4%          0.6%          0.5%          0.5%          0.2%         0.0%
65.01 - 70.00               0.0%         0.0%         1.1%          1.3%          0.8%          1.0%          0.4%         0.3%
70.01 - 75.00               0.0%         0.1%         1.3%          1.8%          2.0%          1.2%          0.5%         0.1%
75.01 - 80.00               0.0%         0.1%         1.8%          3.6%          8.4%         10.2%          6.0%         1.2%
80.01 - 85.00               0.0%         0.1%         1.6%          3.6%          2.5%          2.5%          1.2%         0.4%
85.01 - 90.00               0.0%         0.0%         1.0%          2.8%          5.3%          4.3%          2.4%         0.6%
90.01 - 95.00               0.0%         0.0%         1.1%          2.2%          4.3%          3.5%          1.2%         0.6%
95.01 - 100.00              0.0%         0.0%         0.1%          0.7%          2.8%          2.2%          1.3%         0.2%
100.01 or greater           0.0%         0.1%         0.2%          0.0%          0.1%          0.0%          0.0%         0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      0.0%         0.5%         9.4%         17.9%         28.1%         26.8%         13.4%         3.8%
-----------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


LTV & FICO
----------------------------------------------------------------------------------------------------
Current LTV             800 - 849          Total        Avg Prin Bal             WAC   Gross Margin
----------------------------------------------------------------------------------------------------
0.01 - 50.00                 0.0%           2.2%          109,774.96          7.447%         6.194%
50.01 - 55.00                0.0%           1.1%          117,204.33          7.346%         5.748%
55.01 - 60.00                0.0%           2.2%          169,606.09          7.108%         5.930%
60.01 - 65.00                0.0%           2.2%          129,721.67          7.559%         5.956%
65.01 - 70.00                0.0%           4.9%          150,177.54          7.511%         6.231%
70.01 - 75.00                0.0%           7.0%          168,254.97          7.252%         5.828%
75.01 - 80.00                0.1%          31.4%          174,108.93          6.612%         5.570%
80.01 - 85.00                0.0%          11.9%          171,534.99          7.222%         5.514%
85.01 - 90.00                0.0%          16.5%          159,878.33          7.287%         5.465%
90.01 - 95.00                0.0%          12.9%          161,476.38          7.329%         5.148%
95.01 - 100.00               0.0%           7.3%           80,898.24          8.582%         5.837%
100.01 or greater            0.0%           0.4%          128,216.56          8.495%         0.000%
----------------------------------------------------------------------------------------------------
Total:                       0.1%         100.0%          151,566.96          7.188%         5.573%
----------------------------------------------------------------------------------------------------


Prin Balance & FICO
------------------------------------------------------------------------------------------------------------------------------------
Prin Balance              Fico NA  499 or less    500 - 549     550 - 599     600 - 649     650 - 699     700 - 749    750 - 799
------------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                   0.0%         0.0%         0.4%          1.0%          1.4%          0.6%          0.2%         0.0%
50,001 - 100,000             0.0%         0.1%         1.5%          1.9%          3.2%          2.0%          1.0%         0.2%
100,001 - 150,000            0.0%         0.1%         1.7%          4.0%          4.8%          4.0%          1.7%         0.5%
150,001 - 200,000            0.0%         0.0%         1.8%          3.2%          5.2%          4.3%          1.9%         0.6%
200,001 - 250,000            0.0%         0.1%         1.4%          2.4%          3.7%          4.4%          2.3%         0.7%
250,001 - 300,000            0.0%         0.0%         0.9%          2.2%          3.5%          3.9%          2.1%         0.2%
300,001 - 350,000            0.0%         0.0%         1.1%          1.4%          2.2%          3.0%          1.7%         0.5%
350,001 - 400,000            0.0%         0.0%         0.2%          1.1%          1.5%          2.0%          0.8%         0.3%
400,001 - 450,000            0.0%         0.0%         0.1%          0.5%          0.9%          0.8%          0.8%         0.2%
450,001 - 500,000            0.0%         0.0%         0.2%          0.2%          0.8%          0.8%          0.7%         0.2%
500,001 - 550,000            0.0%         0.0%         0.1%          0.0%          0.4%          0.1%          0.2%         0.2%
550,001 - 600,000            0.0%         0.1%         0.0%          0.0%          0.6%          0.1%          0.0%         0.0%
600,001 - 650,000            0.0%         0.0%         0.0%          0.1%          0.0%          0.3%          0.0%         0.0%
650,001 - 700,000            0.0%         0.0%         0.0%          0.0%          0.0%          0.1%          0.0%         0.0%
750,001 - 800,000            0.0%         0.0%         0.0%          0.0%          0.0%          0.2%          0.0%         0.0%
800,001 or greater           0.0%         0.0%         0.0%          0.0%          0.0%          0.2%          0.0%         0.0%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       0.0%         0.5%         9.4%         17.9%         28.1%         26.8%         13.4%         3.8%
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


Prin Balance & FICO
-------------------------------------------------------------------------------------------------
Prin Balance              800 - 849          Total   Current LTV               WAC   Gross Margin
-------------------------------------------------------------------------------------------------
1 - 50,000                     0.0%           3.6%         85.7%           10.848%         6.449%
50,001 - 100,000               0.0%           9.9%         81.3%            8.415%         5.983%
100,001 - 150,000              0.0%          16.7%         81.2%            7.264%         5.817%
150,001 - 200,000              0.0%          17.1%         81.3%            7.012%         5.766%
200,001 - 250,000              0.0%          15.0%         81.0%            6.834%         5.573%
250,001 - 300,000              0.0%          12.9%         83.5%            6.721%         5.399%
300,001 - 350,000              0.1%          10.1%         82.9%            6.715%         5.341%
350,001 - 400,000              0.0%           5.8%         84.5%            6.522%         5.284%
400,001 - 450,000              0.0%           3.2%         84.4%            6.660%         4.993%
450,001 - 500,000              0.0%           3.0%         80.3%            6.708%         5.294%
500,001 - 550,000              0.0%           1.1%         83.1%            6.874%         4.859%
550,001 - 600,000              0.0%           0.9%         87.8%            7.304%         6.007%
600,001 - 650,000              0.0%           0.4%         73.5%            6.411%         4.746%
650,001 - 700,000              0.0%           0.1%         84.8%            5.525%         4.525%
750,001 - 800,000              0.0%           0.2%         67.5%            8.875%         7.750%
800,001 or greater             0.0%           0.2%         75.0%            6.625%         5.000%
-------------------------------------------------------------------------------------------------
Total:                         0.1%         100.0%         82.1%            7.188%         5.573%
-------------------------------------------------------------------------------------------------


Prepayment Penalty & FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   Fico NA  499 or less    500 - 549     550 - 599     600 - 649     650 - 699     700 - 749    750 - 799
------------------------------------------------------------------------------------------------------------------------------------
 0                           0.0%         0.4%         3.4%          5.5%          5.4%          5.3%          2.6%         0.9%
12                           0.0%         0.0%         0.3%          1.4%          2.2%          1.5%          1.0%         0.2%
24                           0.0%         0.1%         3.4%          5.7%         11.1%         11.4%          6.1%         1.8%
30                           0.0%         0.0%         0.0%          0.0%          0.1%          0.0%          0.0%         0.0%
36                           0.0%         0.0%         2.1%          5.1%          8.9%          8.3%          3.3%         0.6%
60                           0.0%         0.0%         0.2%          0.2%          0.4%          0.3%          0.4%         0.2%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       0.0%         0.5%         9.4%         17.9%         28.1%         26.8%         13.4%         3.8%
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


Prepayment Penalty & FICO
------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   800 - 849          Total   Current LTV              WAC  Gross Margin       Avg Prin Bal
------------------------------------------------------------------------------------------------------------------
 0                             0.1%          23.7%         80.5%           7.840%         5.301%        124,023.32
12                             0.0%           6.6%         81.3%           7.322%         5.699%        170,867.89
24                             0.0%          39.6%         82.7%           6.796%         5.833%        183,702.92
30                             0.0%           0.1%         89.7%           8.160%         5.100%         99,467.31
36                             0.0%          28.3%         82.9%           7.166%         5.186%        141,529.83
60                             0.0%           1.7%         80.6%           7.008%         5.645%        124,717.60
------------------------------------------------------------------------------------------------------------------
Total:                         0.1%         100.0%         82.1%           7.188%         5.573%        151,566.96
------------------------------------------------------------------------------------------------------------------



Mortg Rates & FICO
--------------------------------------------------------------------------------------------------------------------------------
Mortg Rates            Fico NA  499 or less    500 - 549     550 - 599     600 - 649     650 - 699     700 - 749    750 - 799
--------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999             0.0%         0.0%         0.0%          0.0%          0.0%          0.1%          0.0%         0.0%
4.000 - 4.499             0.0%         0.0%         0.0%          0.0%          0.0%          0.1%          0.3%         0.0%
4.500 - 4.999             0.0%         0.0%         0.0%          0.1%          0.1%          1.0%          1.0%         0.5%
5.000 - 5.499             0.0%         0.0%         0.0%          0.1%          0.4%          2.0%          1.3%         0.5%
5.500 - 5.999             0.0%         0.0%         0.2%          1.0%          3.0%          4.7%          3.2%         0.6%
6.000 - 6.499             0.0%         0.0%         0.4%          1.3%          2.6%          4.0%          2.6%         0.7%
6.500 - 6.999             0.0%         0.0%         1.3%          3.7%          6.7%          7.3%          3.0%         0.5%
7.000 - 7.499             0.0%         0.0%         1.1%          2.2%          4.0%          3.4%          1.0%         0.3%
7.500 - 7.999             0.0%         0.0%         2.3%          3.9%          4.7%          1.9%          0.3%         0.1%
8.000 - 8.499             0.0%         0.1%         1.1%          1.5%          1.7%          0.8%          0.2%         0.1%
8.500 - 8.999             0.0%         0.1%         1.3%          1.8%          1.6%          0.5%          0.2%         0.2%
9.000 - 9.499             0.0%         0.0%         0.3%          0.4%          0.5%          0.2%          0.0%         0.1%
9.500 - 9.999             0.0%         0.1%         0.3%          0.5%          0.6%          0.2%          0.0%         0.0%
10.000 - 10.499           0.0%         0.0%         0.3%          0.1%          0.2%          0.1%          0.0%         0.0%
10.500 - 10.999           0.0%         0.1%         0.3%          0.4%          0.7%          0.3%          0.1%         0.0%
11.000 - 11.499           0.0%         0.0%         0.1%          0.2%          0.4%          0.2%          0.0%         0.0%
11.500 - 11.999           0.0%         0.0%         0.1%          0.6%          0.2%          0.1%          0.0%         0.0%
12.000 - 12.499           0.0%         0.0%         0.0%          0.2%          0.2%          0.0%          0.0%         0.0%
12.500 - 12.999           0.0%         0.0%         0.1%          0.2%          0.1%          0.0%          0.0%         0.0%
13.000 - 13.499           0.0%         0.0%         0.0%          0.0%          0.0%          0.0%          0.0%         0.0%
13.500 - 13.999           0.0%         0.0%         0.0%          0.0%          0.0%          0.0%          0.0%         0.0%
14.000 - 14.499           0.0%         0.0%         0.0%          0.0%          0.0%          0.0%          0.0%         0.0%
16.000 - 16.499           0.0%         0.0%         0.0%          0.0%          0.0%          0.0%          0.0%         0.0%
--------------------------------------------------------------------------------------------------------------------------------
Total:                    0.0%         0.5%         9.4%         17.9%         28.1%         26.8%         13.4%         3.8%
--------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


Mortg Rates & FICO
----------------------------------------------------------------------------------------------------------------
Mortg Rates            800 - 849          Total   Current LTV               WAC   Gross Margin      Avg Prin Bal
----------------------------------------------------------------------------------------------------------------
3.500 - 3.999               0.0%           0.1%         75.1%            3.747%         2.655%        178,027.93
4.000 - 4.499               0.0%           0.4%         85.1%            4.231%         3.109%        272,154.94
4.500 - 4.999               0.0%           2.7%         79.8%            4.804%         4.121%        265,130.35
5.000 - 5.499               0.0%           4.4%         80.0%            5.259%         4.799%        227,691.60
5.500 - 5.999               0.1%          12.7%         79.3%            5.804%         5.256%        212,393.10
6.000 - 6.499               0.0%          11.6%         80.6%            6.281%         5.510%        184,285.23
6.500 - 6.999               0.0%          22.4%         82.3%            6.747%         5.544%        190,618.08
7.000 - 7.499               0.0%          12.1%         83.9%            7.239%         5.850%        178,300.10
7.500 - 7.999               0.0%          13.3%         83.5%            7.747%         5.673%        178,880.16
8.000 - 8.499               0.0%           5.5%         85.8%            8.189%         5.915%        151,197.74
8.500 - 8.999               0.0%           5.8%         77.8%            8.754%         6.461%        136,986.62
9.000 - 9.499               0.0%           1.4%         84.7%            9.204%         5.981%         92,532.12
9.500 - 9.999               0.0%           1.8%         82.7%            9.792%         6.779%         79,977.51
10.000 - 10.499             0.0%           0.8%         75.6%           10.257%         6.376%         60,397.82
10.500 - 10.999             0.0%           1.9%         87.8%           10.735%         6.275%         53,055.50
11.000 - 11.499             0.0%           1.0%         86.7%           11.236%         7.270%         39,847.47
11.500 - 11.999             0.0%           1.0%         88.8%           11.813%         7.069%         36,769.05
12.000 - 12.499             0.0%           0.4%         87.2%           12.195%         7.108%         39,542.55
12.500 - 12.999             0.0%           0.4%         88.3%           12.759%         6.750%         36,007.88
13.000 - 13.499             0.0%           0.1%         90.2%           13.195%         9.750%         31,796.62
13.500 - 13.999             0.0%           0.1%         86.3%           13.783%         6.428%         46,935.61
14.000 - 14.499             0.0%           0.0%         83.3%           14.069%         6.750%         49,675.56
16.000 - 16.499             0.0%           0.0%         83.4%           16.250%         0.000%        164,100.00
----------------------------------------------------------------------------------------------------------------
Total:                      0.1%         100.0%         82.1%            7.188%         5.573%        151,566.96
----------------------------------------------------------------------------------------------------------------


Mortg Rates & LTV
-----------------------------------------------------------------------------------------------------------------------
Mortg Rates      LTV 0.01 - 50.00   50.01 - 60.00   60.01 - 70.00    70.01 - 80.00    80.01 - 90.00   90.01 - 100.00
-----------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                0.0%            0.0%            0.0%             0.1%             0.0%             0.0%
4.000 - 4.499                0.0%            0.0%            0.0%             0.1%             0.2%             0.1%
4.500 - 4.999                0.1%            0.2%            0.1%             1.2%             1.1%             0.1%
5.000 - 5.499                0.1%            0.1%            0.2%             2.9%             0.7%             0.4%
5.500 - 5.999                0.3%            0.4%            0.8%             7.6%             2.6%             1.0%
6.000 - 6.499                0.2%            0.4%            0.8%             5.6%             3.2%             1.3%
6.500 - 6.999                0.4%            0.8%            1.0%             8.9%             7.3%             4.1%
7.000 - 7.499                0.1%            0.3%            0.9%             4.0%             3.2%             3.6%
7.500 - 7.999                0.2%            0.4%            1.0%             4.2%             3.8%             3.7%
8.000 - 8.499                0.1%            0.1%            0.6%             0.9%             1.8%             1.7%
8.500 - 8.999                0.5%            0.3%            1.0%             1.0%             1.9%             1.1%
9.000 - 9.499                0.0%            0.0%            0.1%             0.3%             0.6%             0.4%
9.500 - 9.999                0.0%            0.1%            0.1%             0.5%             0.7%             0.4%
10.000 - 10.499              0.1%            0.0%            0.1%             0.2%             0.2%             0.1%
10.500 - 10.999              0.0%            0.0%            0.1%             0.4%             0.5%             0.8%
11.000 - 11.499              0.0%            0.0%            0.1%             0.1%             0.1%             0.5%
11.500 - 11.999              0.0%            0.0%            0.1%             0.2%             0.2%             0.5%
12.000 - 12.499              0.0%            0.0%            0.0%             0.1%             0.1%             0.2%
12.500 - 12.999              0.0%            0.0%            0.0%             0.1%             0.1%             0.2%
13.000 - 13.499              0.0%            0.0%            0.0%             0.0%             0.0%             0.1%
13.500 - 13.999              0.0%            0.0%            0.0%             0.0%             0.1%             0.0%
14.000 - 14.499              0.0%            0.0%            0.0%             0.0%             0.0%             0.0%
16.000 - 16.499              0.0%            0.0%            0.0%             0.0%             0.0%             0.0%
-----------------------------------------------------------------------------------------------------------------------
Total:                       2.2%            3.3%            7.1%            38.4%            28.4%            20.3%
-----------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


Mortg Rates & LTV
------------------------------------------------------------------------------------------------------------------------------------
Mortg Rates      100.01 - 110.00   110.01 - 120.00   120.01 - 130.00       Total         FICO     Gross Margin          Avg Prin Bal
------------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999               0.0%              0.0%              0.0%        0.1%          681            2.655%           178,027.93
4.000 - 4.499               0.0%              0.0%              0.0%        0.4%          712            3.109%           272,154.94
4.500 - 4.999               0.0%              0.0%              0.0%        2.7%          708            4.121%           265,130.35
5.000 - 5.499               0.0%              0.0%              0.0%        4.4%          694            4.799%           227,691.60
5.500 - 5.999               0.0%              0.0%              0.0%       12.7%          672            5.256%           212,393.10
6.000 - 6.499               0.0%              0.0%              0.0%       11.6%          661            5.510%           184,285.23
6.500 - 6.999               0.0%              0.0%              0.0%       22.4%          642            5.544%           190,618.08
7.000 - 7.499               0.0%              0.0%              0.0%       12.1%          634            5.850%           178,300.10
7.500 - 7.999               0.0%              0.0%              0.0%       13.3%          603            5.673%           178,880.16
8.000 - 8.499               0.1%              0.2%              0.0%        5.5%          602            5.915%           151,197.74
8.500 - 8.999               0.0%              0.0%              0.0%        5.8%          597            6.461%           136,986.62
9.000 - 9.499               0.0%              0.0%              0.0%        1.4%          603            5.981%            92,532.12
9.500 - 9.999               0.0%              0.0%              0.0%        1.8%          588            6.779%            79,977.51
10.000 - 10.499             0.0%              0.0%              0.0%        0.8%          593            6.376%            60,397.82
10.500 - 10.999             0.0%              0.0%              0.0%        1.9%          604            6.275%            53,055.50
11.000 - 11.499             0.0%              0.0%              0.0%        1.0%          612            7.270%            39,847.47
11.500 - 11.999             0.0%              0.0%              0.0%        1.0%          590            7.069%            36,769.05
12.000 - 12.499             0.0%              0.0%              0.0%        0.4%          596            7.108%            39,542.55
12.500 - 12.999             0.0%              0.0%              0.0%        0.4%          597            6.750%            36,007.88
13.000 - 13.499             0.0%              0.0%              0.0%        0.1%          591            9.750%            31,796.62
13.500 - 13.999             0.0%              0.0%              0.0%        0.1%          586            6.428%            46,935.61
14.000 - 14.499             0.0%              0.0%              0.0%        0.0%          554            6.750%            49,675.56
16.000 - 16.499             0.0%              0.0%              0.0%        0.0%          587            0.000%           164,100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      0.2%              0.2%              0.0%      100.0%          637            5.573%           151,566.96
------------------------------------------------------------------------------------------------------------------------------------


*All LTVs are Current Combined LTVs


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

1. Credit Score Range

------------------------------------------------------------------------------------------------------------------------------
Credit Score Range          Full Doc             Stated Doc            Limited Doc       Alternative Doc      Streamlined Doc
------------------------------------------------------------------------------------------------------------------------------
Not Available              35,783.47                   0.00                      0                  0.00                    0
1 - 499                 1,502,684.33             208,416.74                   0.00                  0.00                 0.00
500 - 549              31,335,034.43           7,944,811.32           2,036,215.85            591,378.89                    0
550 - 599              59,761,169.79          15,825,211.70           3,207,722.14            264,134.27                    0
600 - 649              73,471,393.65          39,417,822.82           3,884,826.45          1,178,150.02           370,635.38
650 - 699              54,361,553.44          55,499,573.43           2,521,607.77            357,422.00            692874.94
700 - 749              23,382,999.07          29,141,713.67           1,916,949.57          1,238,191.29            834553.67
750 - 799               5,585,429.75          10,152,600.26             262,035.76                  0.00                    0
800 - 849                 426,093.06                   0.00                      0                     0                    0
------------------------------------------------------------------------------------------------------------------------------
Total:                249,862,140.99         158,190,149.94          13,829,357.54          3,629,276.47         1,898,063.99
------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


----------------------------------------------------------------------------------------------------
Credit Score Range            No Doc              All Docs           Avg Prin Bal        Current LTV
----------------------------------------------------------------------------------------------------
Not Available              63,947.54             99,731.01              49,865.51              87.58
1 - 499                   620,328.26          2,331,429.33             116,571.47              87.76
500 - 549                 189,916.98         42,097,357.47             137,124.94              77.98
550 - 599               1,216,775.18         80,275,013.08             131,383.00              80.46
600 - 649               7,371,564.51        125,694,392.83             138,125.71              83.46
650 - 699               6,742,286.86        120,175,318.44             171,434.12              82.63
700 - 749               3,593,126.38         60,107,533.65             188,424.87              83.21
750 - 799                 824,989.48         16,825,055.25             200,298.28              81.74
800 - 849                       0.00            426,093.06             213,046.53              79.64
----------------------------------------------------------------------------------------------------
Total:                 20,622,935.19        448,031,924.12             151,566.96               82.1
----------------------------------------------------------------------------------------------------



2. Current Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio (%)     Fico NA            499 or less              500 - 549             550 - 599            600 - 649
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                           0.00                   0.00           1,447,002.60          2,222,776.20         2,298,309.53
50.01 - 55.00                          0.00                      0             470,205.56          1,749,631.63         1,737,870.63
55.01 - 60.00                          0.00               62258.57           1,698,613.56          1,598,891.03         1,948,331.32
60.01 - 65.00                          0.00                   0.00           1,840,364.14          2,870,591.02         2,199,388.67
65.01 - 70.00                          0.00             173,889.91           4,823,941.10          5,919,129.26         3,686,648.76
70.01 - 75.00                          0.00             305,221.23           5,915,403.90          7,857,242.82         8,963,791.59
75.01 - 80.00                          0.00             493,999.86           8,217,424.04         15,938,159.83        37,524,764.42
80.01 - 85.00                     35,783.47             514,529.08           7,203,512.00         16,161,387.07        11,409,782.38
85.01 - 90.00                          0.00               74118.44           4,256,565.50         12,738,140.93        23,944,463.56
90.01 - 95.00                     63,947.54              51,043.13           5,110,525.80          9,746,364.30        19,283,745.46
95.01 - 100.00                         0.00              87,083.98             415,812.34          3,329,040.77        12,412,971.35
100.01 or greater                      0.00             569,285.13             697,986.93            143,658.22           284,325.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            99,731.01           2,331,429.33          42,097,357.47         80,275,013.08       125,694,392.83
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


-----------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio (%)         650 - 699              700 - 749              750 - 799              800 - 849
-----------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                         2,598,118.31             347,319.36             746,670.50                   0.00
50.01 - 55.00                          747,562.44             334,516.10                   0.00                      0
55.01 - 60.00                        2,283,502.46           1,245,080.80             830,869.60                      0
60.01 - 65.00                        2,125,920.32             692,861.07                   0.00                      0
65.01 - 70.00                        4,557,983.46           1,577,362.68           1,186,966.13                   0.00
70.01 - 75.00                        5,558,249.23           2,392,588.45             471,181.98                      0
75.01 - 80.00                       45,845,191.96          26,760,534.70           5,299,742.09             426,093.06
80.01 - 85.00                       11,159,087.93           5,379,086.42           1,655,748.52                   0.00
85.01 - 90.00                       19,449,610.80          10,588,192.89           2,812,694.71                      0
90.01 - 95.00                       15,678,451.90           5,169,594.47           2,866,347.14                   0.00
95.01 - 100.00                       9,995,284.67           5,620,396.71             903,196.51                      0
100.01 or greater                      176,354.96                   0.00              51,638.07                      0
-----------------------------------------------------------------------------------------------------------------------
Total:                             120,175,318.44          60,107,533.65          16,825,055.25             426,093.06
-----------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


----------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio (%)             Total           Avg Prin Bal                    WAC           Gross Margin
----------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                         9,660,196.50             109,774.96                  7.447                  6.194
50.01 - 55.00                        5,039,786.36             117,204.33                  7.346                  5.748
55.01 - 60.00                        9,667,547.34             169,606.09                  7.108                   5.93
60.01 - 65.00                        9,729,125.22             129,721.67                  7.559                  5.956
65.01 - 70.00                       21,925,921.30             150,177.54                  7.511                  6.231
70.01 - 75.00                       31,463,679.20             168,254.97                  7.252                  5.828
75.01 - 80.00                      140,505,909.96             174,108.93                  6.612                   5.57
80.01 - 85.00                       53,518,916.87             171,534.99                  7.222                  5.514
85.01 - 90.00                       73,863,786.83             159,878.33                  7.287                  5.465
90.01 - 95.00                       57,970,019.74             161,476.38                  7.329                  5.148
95.01 - 100.00                      32,763,786.33              80,898.24                  8.582                  5.837
100.01 or greater                    1,923,248.47             128,216.56                  8.495                      0
----------------------------------------------------------------------------------------------------------------------
Total:                             448,031,924.12             151,566.96                  7.188                  5.573
----------------------------------------------------------------------------------------------------------------------



3. Principal Balance

---------------------------------------------------------------------------------------------------------------------------------
Principal Balance               Fico NA          499 or less            500 - 549            550 - 599            600 - 649
---------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                    35,783.47            94,296.48         1,784,404.30         4,603,225.79         6,194,538.42
50,001 - 100,000              63,947.54           556,001.10         6,520,023.01         8,459,136.32        14,411,444.60
100,001 - 150,000                  0.00           450,770.59         7,424,928.61        17,751,573.25        21,583,917.85
150,001 - 200,000                  0.00                 0.00         8,286,951.15        14,452,897.74        23,218,582.27
200,001 - 250,000                     0           661,076.03         6,260,446.11        10,560,676.98        16,373,834.59
250,001 - 300,000                     0                    0         4,104,839.26         9,654,454.35        15,724,458.84
300,001 - 350,000                     0                    0         5,052,894.01         6,214,245.23         9,739,625.75
350,001 - 400,000                     0                    0           748,121.91         4,839,784.71         6,753,167.00
400,001 - 450,000                     0                    0           426,756.72         2,161,543.33         3,825,224.51
450,001 - 500,000                     0                    0           954,443.69           929,689.78         3,386,321.49
500,001 - 550,000                     0                    0           533,548.70                 0.00         1,602,498.24
550,001 - 600,000                     0            569285.13                 0.00                 0.00         2,880,779.27
600,001 - 650,000                     0                    0                 0.00           647,785.60                 0.00
650,001 - 700,000                     0                    0                 0.00                 0.00                 0.00
750,001 - 800,000                     0                    0                 0.00                 0.00                 0.00
800,001 or greater                    0                    0                 0.00                 0.00                 0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                        99,731.01         2,331,429.33        42,097,357.47        80,275,013.08       125,694,392.83
---------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


----------------------------------------------------------------------------------------------------------------------------------
Principal Balance                   650 - 699            700 - 749            750 - 799            800 - 849                Total
----------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                       2,799,094.22           676,820.56            74,420.15                 0.00        16,262,583.39
50,001 - 100,000                 8,818,279.57         4,496,118.01           810,246.41                 0.00        44,135,196.56
100,001 - 150,000               17,795,369.93         7,445,464.83         2,180,032.66           103,137.07        74,735,194.79
150,001 - 200,000               19,125,661.91         8,628,421.72         2,721,768.79                 0.00        76,434,283.58
200,001 - 250,000               19,511,135.19        10,403,089.70         3,309,638.24                 0.00        67,079,896.84
250,001 - 300,000               17,514,084.26         9,506,041.23         1,068,708.87                    0        57,572,586.81
300,001 - 350,000               13,648,088.77         7,790,096.86         2,274,991.80            322955.99        45,042,898.41
350,001 - 400,000                9,006,442.99         3,364,494.37         1,496,255.34                    0        26,208,266.32
400,001 - 450,000                3,421,219.56         3,431,198.86           877,162.88                    0        14,143,105.86
450,001 - 500,000                3,769,160.71           3330056.93            940260.02                    0        13,309,932.62
500,001 - 550,000                  506,478.99           1035730.58         1,071,570.09                    0         4,749,826.60
550,001 - 600,000                  552,168.65                    0                 0.00                    0         4,002,233.05
600,001 - 650,000                1,290,144.28                    0                    0                    0         1,937,929.88
650,001 - 700,000                  657,311.39                    0                    0                    0           657,311.39
750,001 - 800,000                  789,428.02                    0                    0                    0           789,428.02
800,001 or greater                 971,250.00                    0                    0                    0           971,250.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         120,175,318.44        60,107,533.65        16,825,055.25           426,093.06       448,031,924.12
----------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


-----------------------------------------------------------------------------------------
Principal Balance                   Current LTV                  WAC         Gross Margin
-----------------------------------------------------------------------------------------
1 - 50,000                                85.73               10.848                6.449
50,001 - 100,000                          81.28                8.415                5.983
100,001 - 150,000                         81.17                7.264                5.817
150,001 - 200,000                         81.29                7.012                5.766
200,001 - 250,000                         80.99                6.834                5.573
250,001 - 300,000                         83.53                6.721                5.399
300,001 - 350,000                         82.91                6.715                5.341
350,001 - 400,000                         84.49                6.522                5.284
400,001 - 450,000                         84.39                 6.66                4.993
450,001 - 500,000                         80.33                6.708                5.294
500,001 - 550,000                         83.07                6.874                4.859
550,001 - 600,000                          87.8                7.304                6.007
600,001 - 650,000                         73.47                6.411                4.746
650,001 - 700,000                         84.81                5.525                4.525
750,001 - 800,000                         67.47                8.875                 7.75
800,001 or greater                           75                6.625                    5
-----------------------------------------------------------------------------------------
Total:                                     82.1                7.188                5.573
-----------------------------------------------------------------------------------------


4. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term         Fico NA          499 or less            500 - 549            550 - 599            600 - 649
----------------------------------------------------------------------------------------------------------------------------
0                             63,947.54         1,808,900.34        15,215,682.99        24,755,870.54        24,226,585.13
12                             35783.47                    0         1,332,439.73         6,276,007.21         9,996,489.12
24                                    0           432,703.87        15,223,909.22        25,466,262.66        49,769,252.93
30                                 0.00              27534.6                    0            165981.98            252988.07
36                                 0.00            62,290.52         9,267,568.46        22,752,736.41        39,850,564.93
60                                 0.00                 0.00         1,057,757.07           858,154.28         1,598,512.65
----------------------------------------------------------------------------------------------------------------------------
Total:                        99,731.01         2,331,429.33        42,097,357.47        80,275,013.08       125,694,392.83
----------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term            650 - 699            700 - 749            750 - 799            800 - 849                Total
---------------------------------------------------------------------------------------------------------------------------------
0                              23,711,221.17        11,696,556.43         4,135,084.53           426,093.06       106,039,941.73
12                              6,558,299.87         4,364,552.96           996,572.76                    0        29,560,145.12
24                             51,179,956.94        27,539,148.25         8,029,486.13                 0.00       177,640,720.00
30                                   50831.9                    0                    0                    0           497,336.55
36                             37,246,425.18        14,726,361.16         2,904,777.82                 0.00       126,810,724.48
60                              1,428,583.38         1,780,914.85           759,134.01                    0         7,483,056.24
---------------------------------------------------------------------------------------------------------------------------------
Total:                        120,175,318.44        60,107,533.65        16,825,055.25           426,093.06       448,031,924.12
---------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


--------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term             Current LTV                  WAC         Gross Margin         Avg Prin Bal
--------------------------------------------------------------------------------------------------------------
0                                         80.53                 7.84                5.301           124,023.32
12                                        81.27                7.322                5.699           170,867.89
24                                        82.67                6.796                5.833           183,702.92
30                                        89.72                 8.16                  5.1            99,467.31
36                                        82.89                7.166                5.186           141,529.83
60                                        80.56                7.008                5.645           124,717.60
--------------------------------------------------------------------------------------------------------------
Total:                                     82.1                7.188                5.573           151,566.96
--------------------------------------------------------------------------------------------------------------


5. Mortgage Rates (%)


---------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)           Fico NA          499 or less            500 - 549            550 - 599            600 - 649
---------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                      0                    0                    0                    0            139343.52
4.000 - 4.499                      0                 0.00                 0.00                    0                 0.00
4.500 - 4.999                      0                    0                    0           261,234.26           607,162.18
5.000 - 5.499                      0                    0            93,043.29           285,228.32         1,923,372.24
5.500 - 5.999                   0.00                    0           755,955.33         4,285,721.48        13,342,870.46
6.000 - 6.499                   0.00                    0         1,940,134.73         5,648,787.36        11,838,832.01
6.500 - 6.999                   0.00                 0.00         5,853,054.51        16,422,057.26        29,796,242.22
7.000 - 7.499              63,947.54           121,825.21         4,824,588.32         9,813,716.00        18,081,927.74
7.500 - 7.999                   0.00                 0.00        10,404,872.68        17,620,025.33        21,248,302.73
8.000 - 8.499                   0.00           569,285.13         4,860,160.60         6,608,056.23         7,535,773.67
8.500 - 8.999                   0.00           627,576.02         5,944,893.59         7,895,912.83         7,216,242.29
9.000 - 9.499                   0.00            53,127.59         1,335,761.31         1,795,536.89         2,100,893.71
9.500 - 9.999                   0.00           429,662.58         1,516,692.10         2,280,955.28         2,684,564.46
10.000 - 10.499                 0.00            23,508.53         1,394,497.52           372,381.20         1,074,300.96
10.500 - 10.999                 0.00           389,072.48         1,304,570.59         1,651,854.59         3,277,358.99
11.000 - 11.499                 0.00           117,371.79           536,801.77           771,415.87         1,915,759.78
11.500 - 11.999                 0.00                 0.00           637,384.56         2,574,448.48           979,444.27
12.000 - 12.499                 0.00                 0.00           123,291.53           707,087.91           863,193.94
12.500 - 12.999                 0.00                 0.00           268,839.71           683,105.54           666,348.10
13.000 - 13.499             35783.47                    0            48,675.27           214,053.95           178,436.66
13.500 - 13.999                 0.00                    0           174,513.36           219,334.30           204,298.48
14.000 - 14.499                 0.00                 0.00            79,626.70                 0.00             19724.42
16.000 - 16.499                    0                    0                    0               164100                 0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                     99,731.01         2,331,429.33        42,097,357.47        80,275,013.08       125,694,392.83
---------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]



-------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)               650 - 699            700 - 749            750 - 799            800 - 849                Total
-------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                   394,740.28                    0                    0                    0           534,083.80
4.000 - 4.499                   390,619.52           1514465.09                    0                    0         1,905,084.61
4.500 - 4.999                 4,436,306.72         4,378,200.09         2,247,962.54                    0        11,930,865.79
5.000 - 5.499                 8,910,071.01         6,048,361.15         2,321,401.90                 0.00        19,581,477.91
5.500 - 5.999                20,855,048.82        14,134,354.68         2,908,914.01           426,093.06        56,708,957.84
6.000 - 6.499                18,077,019.43        11,501,328.37         2,962,332.23                    0        51,968,434.13
6.500 - 6.999                32,522,729.39        13,342,659.92         2,328,365.34                 0.00       100,265,108.64
7.000 - 7.499                15,341,196.23         4,648,487.95         1,485,842.77                 0.00        54,381,531.76
7.500 - 7.999                 8,360,572.26         1,494,906.21           617,294.90                    0        59,745,974.11
8.000 - 8.499                 3,632,732.24         1,098,937.90           340,285.33                 0.00        24,645,231.10
8.500 - 8.999                 2,377,064.47         1,035,205.61           930,563.16                 0.00        26,027,457.97
9.000 - 9.499                   737,229.76            25,484.94           429,214.27                    0         6,477,248.47
9.500 - 9.999                   870,504.79           215,371.53                 0.00                    0         7,997,750.74
10.000 - 10.499                 452,605.24           128,116.93           178,458.65                    0         3,623,869.03
10.500 - 10.999               1,415,368.97           247,829.36            43,658.86                    0         8,329,713.84
11.000 - 11.499                 827,564.12            94,766.18                 0.00                 0.00         4,263,679.51
11.500 - 11.999                 266,987.58           107,105.08             30761.29                    0         4,596,131.26
12.000 - 12.499                  85,841.55                 0.00                 0.00                    0         1,779,414.93
12.500 - 12.999                 162,163.66             91952.66                    0                    0         1,872,409.67
13.000 - 13.499                       0.00                 0.00                    0                    0           476,949.35
13.500 - 13.999                    58952.4                    0                    0                    0           657,098.54
14.000 - 14.499                       0.00                 0.00                    0                    0            99,351.12
16.000 - 16.499                          0                    0                    0                    0           164,100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                      120,175,318.44        60,107,533.65        16,825,055.25           426,093.06       448,031,924.12
-------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------------
Mortgage Rates (%)             Current LTV                  WAC         Gross Margin         Avg Prin Bal
---------------------------------------------------------------------------------------------------------
3.500 - 3.999                        75.11                3.747                2.655           178,027.93
4.000 - 4.499                        85.08                4.231                3.109           272,154.94
4.500 - 4.999                        79.79                4.804                4.121           265,130.35
5.000 - 5.499                        80.02                5.259                4.799           227,691.60
5.500 - 5.999                        79.29                5.804                5.256           212,393.10
6.000 - 6.499                        80.55                6.281                 5.51           184,285.23
6.500 - 6.999                        82.32                6.747                5.544           190,618.08
7.000 - 7.499                        83.93                7.239                 5.85           178,300.10
7.500 - 7.999                        83.47                7.747                5.673           178,880.16
8.000 - 8.499                        85.84                8.189                5.915           151,197.74
8.500 - 8.999                        77.83                8.754                6.461           136,986.62
9.000 - 9.499                        84.71                9.204                5.981            92,532.12
9.500 - 9.999                         82.7                9.792                6.779            79,977.51
10.000 - 10.499                      75.62               10.257                6.376            60,397.82
10.500 - 10.999                      87.76               10.735                6.275            53,055.50
11.000 - 11.499                      86.73               11.236                 7.27            39,847.47
11.500 - 11.999                      88.79               11.813                7.069            36,769.05
12.000 - 12.499                      87.17               12.195                7.108            39,542.55
12.500 - 12.999                      88.29               12.759                 6.75            36,007.88
13.000 - 13.499                      90.17               13.195                 9.75            31,796.62
13.500 - 13.999                      86.27               13.783                6.428            46,935.61
14.000 - 14.499                      83.31               14.069                 6.75            49,675.56
16.000 - 16.499                      83.37                16.25                    0           164,100.00
---------------------------------------------------------------------------------------------------------
Total:                                82.1                7.188                5.573           151,566.96
---------------------------------------------------------------------------------------------------------


6. Mortgage Rates (%)


-----------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)    CLTV 0.01 - 50.00        50.01 - 60.00        60.01 - 70.00        70.01 - 80.00        80.01 - 90.00
-----------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                         0                    0            135895.51            258844.77           139,343.52
4.000 - 4.499                 80,569.52                    0                    0           570,671.38               730800
4.500 - 4.999                231,705.93           756,769.84           264,797.54         5,390,654.25         4,793,267.05
5.000 - 5.499                310,520.09           349,758.44         1,015,246.63        13,103,299.54         3,187,116.66
5.500 - 5.999              1,389,375.64         1,786,439.12         3,367,495.39        34,139,342.16        11,431,341.72
6.000 - 6.499              1,107,470.60         1,923,470.58         3,678,969.52        25,257,846.36        14,203,450.28
6.500 - 6.999              1,777,828.28         3,533,656.57         4,292,597.71        39,703,130.48        32,508,336.69
7.000 - 7.499                408,330.22         1,382,347.71         4,129,862.71        18,066,022.77        14,299,395.79
7.500 - 7.999                705,506.54         2,004,792.21         4,692,929.43        18,848,686.38        16,993,483.52
8.000 - 8.499                503,464.14           373,632.88         2,612,496.60         4,003,399.01         8,064,634.67
8.500 - 8.999              2,262,523.38         1,308,400.37         4,447,182.11         4,599,864.29         8,693,929.56
9.000 - 9.499                165,020.04            47,751.19           553,920.68         1,177,257.82         2,628,508.70
9.500 - 9.999                119,827.45           522,326.29           225,968.31         2,208,543.12         3,121,206.12
10.000 - 10.499              357,872.98           222,388.47           422,830.48           893,798.16         1,118,213.91
10.500 - 10.999               95,041.24            59,512.85           554,572.23         1,721,761.39         2,135,681.22
11.000 - 11.499               84,774.31           163,170.66           551,130.32           609,313.76           616,661.96
11.500 - 11.999               60,366.14           141,735.20           305,395.67           683,333.13           984,624.56
12.000 - 12.499                    0.00            29,879.30           161,835.90           338,743.29           507,008.77
12.500 - 12.999                    0.00                    0           201,514.76           346,401.83           429,246.49
13.000 - 13.499                    0.00            24,701.34                 0.00             48675.27            175276.33
13.500 - 13.999                    0.00            56,876.26            40,405.02                    0            377449.48
14.000 - 14.499                    0.00            19,724.42                 0.00                    0            79,626.70
16.000 - 16.499                    0.00                 0.00                    0                    0               164100
-----------------------------------------------------------------------------------------------------------------------------
Total:                     9,660,196.50        14,707,333.70        31,655,046.52       171,969,589.16       127,382,703.70
-----------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)          90.01 - 100.00      100.01 - 110.00      110.01 - 120.00      120.01 - 130.00                Total
------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                            0                    0                    0                    0           534,083.80
4.000 - 4.499                   523,043.71                    0                    0                    0         1,905,084.61
4.500 - 4.999                   493,671.18                    0                    0                    0        11,930,865.79
5.000 - 5.499                 1,615,536.55                    0                    0                    0        19,581,477.91
5.500 - 5.999                 4,594,963.81                    0                    0                    0        56,708,957.84
6.000 - 6.499                 5,797,226.79                    0                    0                    0        51,968,434.13
6.500 - 6.999                18,449,558.91                 0.00                    0                    0       100,265,108.64
7.000 - 7.499                16,068,438.49            27,134.07                    0                    0        54,381,531.76
7.500 - 7.999                16,362,046.86           138,529.17                 0.00                 0.00        59,745,974.11
8.000 - 8.499                 7,628,532.25           636,707.75             822363.8                    0        24,645,231.10
8.500 - 8.999                 4,715,558.26                 0.00                 0.00                    0        26,027,457.97
9.000 - 9.499                 1,904,790.04                 0.00                    0                    0         6,477,248.47
9.500 - 9.999                 1,799,879.45                    0                    0                    0         7,997,750.74
10.000 - 10.499                 557,126.96            51,638.07                    0                    0         3,623,869.03
10.500 - 10.999               3,652,582.00            110562.91                    0                    0         8,329,713.84
11.000 - 11.499               2,192,635.23            45,993.27                    0                    0         4,263,679.51
11.500 - 11.999               2,420,676.56                    0                    0                    0         4,596,131.26
12.000 - 12.499                 741,947.67                    0                    0                    0         1,779,414.93
12.500 - 12.999                 863,879.56             31367.03                    0                    0         1,872,409.67
13.000 - 13.499                 228,296.41                    0                    0                    0           476,949.35
13.500 - 13.999                 123,415.38              58952.4                    0                    0           657,098.54
14.000 - 14.499                       0.00                    0                    0                    0            99,351.12
16.000 - 16.499                          0                    0                    0                    0           164,100.00
------------------------------------------------------------------------------------------------------------------------------

Total:                       90,733,806.07         1,100,884.67           822,363.80                 0.00       448,031,924.12
------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


------------------------------------------------------------------------------
Mortgage Rates (%)              FICO         Gross Margin         Avg Prin Bal
------------------------------------------------------------------------------
3.500 - 3.999                    681                2.655           178,027.93
4.000 - 4.499                    712                3.109           272,154.94
4.500 - 4.999                    708                4.121           265,130.35
5.000 - 5.499                    694                4.799           227,691.60
5.500 - 5.999                    672                5.256           212,393.10
6.000 - 6.499                    661                 5.51           184,285.23
6.500 - 6.999                    642                5.544           190,618.08
7.000 - 7.499                    634                 5.85           178,300.10
7.500 - 7.999                    603                5.673           178,880.16
8.000 - 8.499                    602                5.915           151,197.74
8.500 - 8.999                    597                6.461           136,986.62
9.000 - 9.499                    603                5.981            92,532.12
9.500 - 9.999                    588                6.779            79,977.51
10.000 - 10.499                  593                6.376            60,397.82
10.500 - 10.999                  604                6.275            53,055.50
11.000 - 11.499                  612                 7.27            39,847.47
11.500 - 11.999                  590                7.069            36,769.05
12.000 - 12.499                  596                7.108            39,542.55
12.500 - 12.999                  597                 6.75            36,007.88
13.000 - 13.499                  591                 9.75            31,796.62
13.500 - 13.999                  586                6.428            46,935.61
14.000 - 14.499                  554                 6.75            49,675.56
16.000 - 16.499                  587                    0           164,100.00
------------------------------------------------------------------------------
Total:                           637                5.573           151,566.96
------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                 CBASS 2004-CB5
                            Collateral Summary Report



                              Number          Aggregate              Percent
                                of             Current               of Loans
                             Mortgage         Principal            by Principal
ARM Breakdown                 Loans            Balance               Balance
1 mo ARM                         18           $6,032,895               1.35%
12/18 ARM                         2              194,501               0.04
13/17 ARM                         1              171,251               0.04
1/29 ARM                         93           17,585,231               3.92
2/13 ARM                          1               19,724               0.00
2/28 ARM                      1,336          243,604,241              54.37
3/27 ARM                        367           72,040,679              16.08
5/25 ARM                         14            2,813,082               0.63
6 mo ARM                         11            1,564,385               0.35
7/23 ARM                          1              149,457               0.03
8/22 ARM                          1               83,693               0.02
9/21 ARM                          1              135,896               0.03
Balloon                         134            6,535,493               1.46
Fixed                           976           97,101,396              21.67
Total:                        2,956         $448,031,924             100.00%

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

[GRAPHIC OMITTED]


                                 CBASS 2004-CB5
                            Collateral Summary Report

--------------------------------------------------------------------------------
                                       Number        Aggregate        Percent
                                         of           Current        of Loans
       IO                              Mortgage       Principal     by Principal
                  Product Type          Loans         Balance         Balance
--------------------------------------------------------------------------------
                       12/18 ARM          2            $194,501         0.04%
                       13/17 ARM          1            $171,251         0.04%
                       1/29 ARM          92         $17,235,031         3.85%
                       2/13 ARM           1             $19,724         0.00%
                       2/28 ARM       1,175        $202,353,372        45.16%
                       3/27 ARM         357         $69,204,571        15.45%
Not Interest Only      5/25 ARM          11          $1,991,472         0.44%
                       6 mo ARM          10          $1,336,469         0.30%
                       7/23 ARM           1            $149,457         0.03%
                       8/22 ARM           1             $83,693         0.02%
                       9/21 ARM           1            $135,896         0.03%
                       Balloon          134          $6,535,493         1.46%
                       Fixed            975         $96,930,396        21.63%
-----------------------------------------------------------------------------
                       1 mo ARM          18          $6,032,895         1.35%
                       1/29 ARM           1            $350,200         0.08%
                       2/28 ARM         161         $41,250,869         9.21%
Interest Only          3/27 ARM          10          $2,836,109         0.63%
                       5/25 ARM           3            $821,610         0.18%
                       6 mo ARM           1            $227,916         0.05%
                       Fixed              1            $171,000         0.04%
-----------------------------------------------------------------------------
    Grand Total:                      2,956        $448,031,924       100.00%
-----------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

APPENDIX A


FICO DISTRIBUTION
-----------------

------------------------------------------------------------------------------------------------------------------------------------
FICO                                      Total Balance      LTV           Adjusted Balance[1]        WA Loan   WAC   % Covered by
                                        Amount        %[2]                   Amount      %[2]         Balance         Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                                 99,731       0.02%  > 65.0           99,731     0.02%       49,865.51   9.311       0.00
0 - 500                              2,517,009       0.56%  > 65.0        2,454,750     0.55%         114,409   9.221       0.00
500.01 - 550                        44,063,935       9.83%  > 70.0       33,279,883     7.43%         137,700   8.100       0.33
550.01 - 575                        41,280,751       9.21%  > 70.0       33,697,214     7.52%         136,691   7.940       0.20
575.01 - 600                        39,078,857       8.72%  > 70.0       32,583,634     7.27%         126,469   7.743       1.43
600.01 - 620                        44,960,840      10.04%  > 70.0       40,331,579     9.00%         137,076   7.507       1.16
620.01 - 650                        80,892,785      18.06%  > 80.0       41,913,523     9.36%         137,573   7.397       2.52
650.01 - 680                        84,153,985      18.78%  > 80.0       37,673,009     8.41%         169,665   6.809       4.42
680.01 - 700                        34,724,565       7.75%  > 85.0       13,159,815     2.94%         182,761   6.352       4.17
700.01 - 750                        59,590,734      13.30%  > 85.0       21,217,312     4.74%         189,177   6.279       3.96
750.01 - 800                        16,242,639       3.63%  > 85.0        6,633,876     1.48%         198,081   6.327      12.90
800 +                                  426,093       0.10%  > 85.0          -           0.00%         213,047   5.686       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                              448,031,924     100.00%              263,044,326    58.71%      151,566.96   7.188       2.89
------------------------------------------------------------------------------------------------------------------------------------
                  FICO: Average            637                Min:              454      Max:             806
                              ----------------                   ------------------          ----------------


[TABLE CONTINUED]


FICO DISTRIBUTION
---------------------------------------------------------------------------------------------------------
FICO                  WA FICO    WA LTV   WA DTI   % SFD/ PUD  % Owner Occ.   % Full Doc   % Cashout Refi

---------------------------------------------------------------------------------------------------------
FICO NA                     0     87.58                100.00         35.88        35.88            35.88
0 - 500                   490     87.34                 94.24         97.53        67.07            39.78
500.01 - 550              531     78.04                 87.25         98.70        75.46            69.24
550.01 - 575              563     80.23                 82.93         97.08        72.11            77.60
575.01 - 600              588     80.98                 79.76         92.82        76.35            69.41
600.01 - 620              611     83.22                 86.64         94.66        63.57            68.02
620.01 - 650              636     83.68                 77.07         91.85        55.08            56.58
650.01 - 680              665     82.00                 75.44         93.01        45.65            51.16
680.01 - 700              689     83.70                 75.06         91.43        42.80            36.17
700.01 - 750              722     83.28                 75.57         91.34        38.58            30.32
750.01 - 800              769     81.67                 67.75         83.17        33.61            20.80
800 +                     805     79.64                  0.00         24.21       100.00            24.21
---------------------------------------------------------------------------------------------------------
TOTAL                  637.00     82.10                 78.83         93.13        55.77            54.51
---------------------------------------------------------------------------------------------------------


DEBT-TO INCOME (DTI) DISTRIBUTION
---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DTI                                       Total Balance      FICO          Adjusted Balance[1]        WA Loan   WAC   % Covered by
                                        Amount        %[2]                   Amount      %[2]         Balance         Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------

<= 20                                             #DIV/0!  < 550                       #DIV/0!
20.001 - 25.00                                    #DIV/0!  < 550                       #DIV/0!
25.001 - 30.00                                    #DIV/0!  < 575                       #DIV/0!
30.001 - 35.00                                    #DIV/0!  < 575                       #DIV/0!
35.001 - 40.00                                    #DIV/0!  < 600                       #DIV/0!
40.001 - 45.00                                    #DIV/0!  < 625                       #DIV/0!
45.001 - 50.00                                    #DIV/0!  < 650                       #DIV/0!
50.001 - 55.00                                    #DIV/0!  < 675                       #DIV/0!
55+                                               #DIV/0!  < 700                       #DIV/0!
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                              -              #DIV/0!                 -            #DIV/0!
------------------------------------------------------------------------------------------------------------------------------------
                  DTI: Average                               Min:                       Max:
                              ----------------                   ------------------          ----------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------------
DTI                   WA FICO    WA LTV   WA DTI   % SFD/ PUD  % Owner Occ.   % Full Doc   % Cashout Refi

---------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------


LOAN-TO- VALUE (LTV) DISTIBUTION
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current LTV                               Total Balance      DTI           Adjusted Balance[1]        WA Loan   WAC   % Covered by
                                        Amount        %[2]                   Amount      %[2]         Balance         Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
< 60.00                             24,367,530       5.44%  > 50                       0.00%          129,615   7.292        0.00
60.01 - 70.00                       31,655,047       7.07%  > 50                       0.00%          143,236   7.526        0.27
70.01 - 80.00                      171,969,589      38.38%  > 50                       0.00%          173,008   6.729        0.00
80.01 - 85.00                       53,518,917      11.95%  > 50                       0.00%          171,535   7.222        0.47
85.01 - 90.00                       73,863,787      16.49%  > 50                       0.00%          159,878   7.287        8.36
90.01 - 95.00                       57,970,020      12.94%  > 50                       0.00%          161,476   7.329       10.70
95.01 - 100.00                      32,763,786       7.31%  > 50                       0.00%           80,898   8.582        0.80
100+                                 1,923,248       0.43%  > 50                       0.00%          128,217   8.495        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                              448,031,924     100.00%                             0.00%       151,566.96   7.188        2.89
------------------------------------------------------------------------------------------------------------------------------------
                  LTV: Average          82.10%               Min:             7.97%     Max:          116.18%
                              ----------------                   ------------------          ----------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------------
Current LTV           WA FICO    WA LTV   WA DTI   % SFD/ PUD  % Owner Occ.   % Full Doc   % Cashout Refi

---------------------------------------------------------------------------------------------------------
< 60.00                   626      49.43               75.18           90.83       55.60            83.41
60.01 - 70.00             610      66.56               75.09           87.20       63.04            83.73
70.01 - 80.00             646      78.28               78.20           94.82       50.90            44.13
80.01 - 85.00             618      83.87               82.24           94.80       56.46            67.19
85.01 - 90.00             642      89.16               75.64           90.10       58.19            60.88
90.01 - 95.00             637      94.43               80.76           91.72       55.63            44.12
95.01 - 100.00            653      99.36               85.89           97.91       68.35            43.17
100+                      554     108.08               92.89          100.00       51.34            44.45
---------------------------------------------------------------------------------------------------------
TOTAL                  637.00      82.10               78.83           93.13       55.77            54.51
---------------------------------------------------------------------------------------------------------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.


GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATE                      Total Balance          WA Loan       WAC     % Covered by     WA FICO      WA LTV      WA DTI  % SFD/ PUD
                         Amount         %[2]      Balance              Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
California          152,703,132       34.08%      226,899     6.670             4.15         651       81.49                   76.03
Florida              38,018,927        8.49%      134,343     7.294             3.88         634       84.75                   84.32
New York             28,475,532        6.36%      203,397     7.487             0.88         626       81.06                   65.15
Massachusetts        25,881,301        5.78%      183,555     7.501             3.58         631       74.23                   73.81
Maryland             17,664,649        3.94%      182,110     6.872             0.00         621       83.96                   90.74
Illinois             16,863,873        3.76%      133,840     7.545             0.74         636       86.37                   76.85
Pennsylvania         15,614,212        3.49%      107,684     7.661             2.44         625       82.86                   91.31
Virginia             12,685,633        2.83%      149,243     7.272             0.00         631       81.56                   91.82
Colorado             12,656,243        2.82%      162,260     6.771             1.59         642       84.13                   79.56
Connecticut          10,274,921        2.29%      131,730     7.537             1.49         617       81.22                   66.94
Michigan             10,063,899        2.30%       83,173     8.273             1.49         635       86.39                   94.17
Washington            9,752,892        2.22%      145,566     7.297             0.00         653       81.35                    54.7
Other                97,376,709       21.73%      105,615     7.589             3.05         628       82.77                   82.92
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               448,031,924      100.11%      151,567     7.188             2.89         637        82.1                   78.83
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


----------------------------------------------------------------------
STATE                    % Owner Occ   % Cashout Refi       % Full Doc

----------------------------------------------------------------------
California                     91.70            46.21           46.27
Florida                        93.74            38.72           47.40
New York                       91.34            69.90           50.50
Massachusetts                  91.22            72.28           67.11
Maryland                       97.37            67.14           69.96
Illinois                       97.08            48.92           54.47
Pennsylvania                   93.92            71.23           75.75
Virginia                       97.73            68.45           63.44
Colorado                       98.68            49.23           65.40
Connecticut                      100            74.91           73.10
Michigan                       96.99            69.84           70.34
Washington                     92.27            55.49           55.42
Other                          92.23            55.51           61.35
----------------------------------------------------------------------
TOTAL                          93.13            54.51           55.77
----------------------------------------------------------------------

Appendix A


PRINCIPAL BALANCE
-----------------

------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance             Total Balance                       WA Loan             WAC       % Covered by      WA FICO
                                               Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K                                   16,262,583          3.63%         31,578            10.848                0.00    612.00
$51 - $200K                               195,304,675         43.59%        119,234             7.425                 2.51       629
$200.1 - $250K                             67,079,897         14.97%        222,857             6.834                 3.70       642
$250.1 - $300K                             57,572,587         12.85%        274,155             6.721                 3.34       644
$300.1 - $400K                             71,251,165         15.90%        340,915             6.644                 3.84       647
$400.1 - $500K                             27,453,038          6.13%        450,050             6.683                 3.41       660
$500.1 - $600K                              8,752,060          1.95%        547,004             7.071                 0.00       647
$600.1 - $700K                              2,595,241          0.58%        648,810             6.187                    0       636
$700.1 - $800K                                789,428          0.18%        789,428             8.875                    0       655
$800.1 - $900K                                                 0.00%
$900.1 - $1000K                               971,250          0.22%        971,250             6.625                    0       667
>$1000K                                                        0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     448,031,924        100.00%        151,567             7.188                 2.89    637.00
------------------------------------------------------------------------------------------------------------------------------------
             Principal Balance: Average                   151,566.96           Min:          9,015.07      Max:          971,250.00


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance         WA LTV     WA DTI     % SFD/ PUD      % Owner Occ    % Cashout Refi    % Full Doc

---------------------------------------------------------------------------------------------------------------------
0 - $50K                             85.73                     85.57            95.91             79.44         82.82
$51 - $200K                          81.24                     77.87            93.17             55.28         62.82
$200.1 - $250K                       80.99                     75.21            91.36             55.10         48.48
$250.1 - $300K                       83.53                     86.24            94.70             51.06         44.23
$300.1 - $400K                       83.49                     78.12            93.31             52.77         52.51
$400.1 - $500K                       82.42                     79.11            90.55             48.91         45.15
$500.1 - $600K                       85.24                     68.75            93.48             44.14         43.82
$600.1 - $700K                       76.35                     75.04              100             49.77         49.77
$700.1 - $800K                       67.47                       100              100               100           100
$800.1 - $900K
$900.1 - $1000K                         75                       100              100                 0             0
>$1000K
---------------------------------------------------------------------------------------------------------------------
TOTAL                                82.10                     78.83            93.13             54.51         55.77
---------------------------------------------------------------------------------------------------------------------



DOCUMENTATION TYPE
------------------

------------------------------------------------------------------------------------------------------------------------------------
Doc Type                                           Total Balance            WA Loan              WAC     % Covered by        WA FICO
                                               Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                  249,862,141         55.77%        133,260             7.292               0.94         622
Stated Doc                                158,190,150         35.31%        187,874             6.984               4.20         659
Limited Doc                                13,829,358          3.09%        175,055             7.501               0.00         624
NINA                                                           0.00%
Other                                      26,150,276          5.84%        163,439             7.259              15.18         655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     448,031,924        100.00%        151,567             7.188               2.89         637
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------------------------
Doc Type                            WA LTV     WA DTI     % SFD/ PUD      % Owner Occ    % Cashout Refi

---------------------------------------------------------------------------------------------------------------------
Full Doc                             82.40                     78.64            95.08             63.00
Stated Doc                           81.31                     79.42            90.98             43.86
Limited Doc                          83.65                     80.96            90.61             35.25
NINA
Other                                83.26                     76.01            88.87             48.02
---------------------------------------------------------------------------------------------------------------------
TOTAL                                82.10                     78.83            93.13             54.51
---------------------------------------------------------------------------------------------------------------------



PROPERTY TYPE
-------------

------------------------------------------------------------------------------------------------------------------------------------
Property Type                                       Total Balance           WA Loan              WAC     % Covered by        WA FICO
                                               Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Single Family                             313,610,758         70.00%        146,684             7.214               2.22         632
PUD                                        39,589,009          8.84%        176,737             6.946               2.99         640
Townhouse                                   1,332,209          0.30%         60,555             8.406               0.00         647
2 - 4 Family                               38,592,032          8.61%        208,606             7.276               9.48         646
Condo                                      31,424,554          7.01%        146,844             7.047               3.31         653
Manufactured                               23,384,016          5.22%        135,954             7.216               0.48         660
Other                                          99,345          0.02%         99,345             8.375               0.00         718
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     448,031,924        100.00%        151,567             7.188               2.89         637
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------------------------------------
Property Type                       WA LTV     WA DTI     % Owner Occ   % Cashout Refi        % Full Doc

---------------------------------------------------------------------------------------------------------------------
Single Family                        82.07                     96.05            57.22             55.53
PUD                                  84.98                     95.37            46.87             56.43
Townhouse                            86.33                     90.97            53.18             93.61
2 - 4 Family                         81.14                     74.78            49.99             52.97
Condo                                83.13                     84.22            43.94             54.92
Manufactured                         77.65                     92.50            52.71             61.67
Other                                70.57                    100.00           100.00              0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL                                82.10                     93.13            54.51             55.77
---------------------------------------------------------------------------------------------------------------------



PMI - PRIMARY MORTGAGE INSURANCE
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                                 Total Balance            WA Loan              WAC     % Covered by        WA FICO
                                               Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/PMI                        12,760,904          2.85%        205,821             6.925                100         685
Loans >80 LTV w/o PMI                     207,278,854         46.26%        139,020             7.520               0.06         633
Other                                     227,992,166         50.89%        162,503             6.900               0.04         639
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     448,031,924        100.00%        151,567             7.188               2.89         637
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                  WA LTV     WA DTI     % Owner Occ   % Cashout Refi        % Full Doc      Is MI down
                                                                                                              to 60 LTV
------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/PMI                  91.91                     60.29            27.58             17.81
Loans >80 LTV w/o PMI                90.89                     94.93            56.92             61.06
Other                                73.57                     93.34            53.83             53.09
------------------------------------------------------------------------------------------------------------------------
TOTAL                                82.10                     93.13            54.51             55.77
------------------------------------------------------------------------------------------------------------------------



LOAN PURPOSE
------------

------------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                                        Total Balance           WA Loan              WAC     % Covered by        WA FICO
                                               Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                                             0.00%
Refinance - Cashout                    244,223,729.03         54.51%        139,080             7.483               1.44         620
Purchase                               170,540,408.29         38.06%        171,397             6.848                5.4         664
Refinance - Rate Term                   33,267,786.80          7.43%        162,282              6.76               0.75         629
Other                                                          0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     448,031,924        100.00%        151,567             7.188               2.89         637
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


---------------------------------------------------------------------------------------
Loan Purpose                        WA LTV     WA DTI     % SFD/ PUD      % Owner Occ

---------------------------------------------------------------------------------------
Debt Consolidation
Refinance - Cashout                  80.00                     81.07            95.13
Purchase                             85.10                     74.92            89.87
Refinance - Rate Term                82.21                     82.46            95.18
Other
---------------------------------------------------------------------------------------
TOTAL                                82.10                     78.83            93.13
---------------------------------------------------------------------------------------



COLLATERAL TYPE - FIXED/FLOATING
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Collateral Type                                    Total Balance            WA Loan              WAC     % Covered by        WA FICO
                                               Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Fixed                                     103,636,889         23.13%         93,367             7.987               2.30         645
2/28                                      243,604,241         54.37%        182,339             6.985               3.32         639
3/27                                       72,040,679         16.08%        196,296             6.823               0.00         622
Other                                      28,750,114          6.42%        201,050             6.940               8.73         631
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     448,031,924        100.00%        151,567             7.188               2.89         637
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


--------------------------------------------------------------------------------------------------------------------------------
Collateral Type                     WA LTV     WA DTI     % SFD/ PUD      % Owner Occ    % Cashout Refi       Index       Margin

--------------------------------------------------------------------------------------------------------------------------------
Fixed                                81.35                     74.21            95.16             73.35          N/A        0.00
2/28                                 82.81                     79.01            91.93             44.38          N/A        5.76
3/27                                 84.65                     84.81            95.85             57.94          N/A        4.98
Other                                72.51                     79.08            89.21             63.85          N/A        5.50
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                82.10                     78.83            93.13             54.51          N/A        5.57
--------------------------------------------------------------------------------------------------------------------------------



LIEN STATUS
-----------

------------------------------------------------------------------------------------------------------------------------------------
Lien Status                                         Total Balance           WA Loan              WAC      % Covered by       WA FICO
                                               Amount           %[2]        Balance                       Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                425,553,635         94.98%        176,872              6.978               3.05        638
Second Lien                                22,478,289          5.02%         40,870             11.156               0.00        622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     448,031,924        100.00%        151,567              7.188               2.89        637
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


--------------------------------------------------------------------------------------------------------
Lien Status                         WA LTV     WA DTI     % SFD/ PUD      % Owner Occ    % Cashout Refi

--------------------------------------------------------------------------------------------------------
First Lien                           81.69                     78.45            92.88             52.96
Second Lien                          89.97                     86.01            97.93             83.90
--------------------------------------------------------------------------------------------------------
TOTAL                                82.10                     78.83            93.13             54.51
--------------------------------------------------------------------------------------------------------



OCCUPANCY TYPE
--------------

------------------------------------------------------------------------------------------------------------------------------------
Occupancy Type                                       Total Balance          WA Loan              WAC     % Covered by        WA FICO
                                               Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence                         417,255,524         93.13%        151,015             7.177               1.89         635
Second Home                                 5,410,065          1.21%        159,120             7.102                  0         655
Investment                                 25,366,335          5.66%        159,537             7.386              19.98         665
Non-owner                                                      0.00%
Other                                                          0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     448,031,924        100.00%        151,567             7.188               2.89         637
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


--------------------------------------------------------------------------------------------------------
Occupancy Type                      WA LTV     WA DTI     % SFD/ PUD      % Owner Occ    % Cashout Refi

--------------------------------------------------------------------------------------------------------
Primary Residence                    82.21          0          81.24           100.00             55.68
Second Home                          78.69          0          56.93             0.00             35.95
Investment                           81.14          0          43.88             0.00             39.26
Non-owner
Other
--------------------------------------------------------------------------------------------------------
TOTAL                                 82.1          0          78.83            93.13             54.51
--------------------------------------------------------------------------------------------------------



PREPAYMENT PENALTY
------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges
Term at Origination                                  Total Balance           WA Loan              WAC     % Covered by       WA FICO
                                                Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------

0 Months                                   106,039,942         23.67%        124,023             7.84               4.67         624
6 Months
12 Months                                   29,560,145          6.60%        170,868            7.322               2.35         639
24 Months                                  177,640,720         39.65%        183,703            6.796               3.57         645
36 Months                                  126,810,724         28.30%        141,530            7.166               0.07         637
60 Months                                    7,483,056          1.67%        124,718            7.008              11.81         650
Other                                          497,337          0.11%         99,467             8.16               0.00         598
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      448,031,924        100.00%        151,567            7.188               2.89         637
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]



---------------------------------------------------------------------------------------------------------
Prepayment Charges
Term at Origination                 WA LTV     WA DTI     % SFD/ PUD      % Owner Occ    % Cashout Refi

---------------------------------------------------------------------------------------------------------

0 Months                             80.53       0.00          77.04            91.18             58.63
6 Months
12 Months                            81.27       0.00          72.56            87.54             62.04
24 Months                            82.67       0.00          79.97            92.96             42.42
36 Months                            82.89       0.00          79.94            96.39             66.35
60 Months                            80.56       0.00          82.01            91.25             49.71
Other                                89.72       0.00         100.00           100.00            100.00
---------------------------------------------------------------------------------------------------------
TOTAL                                82.10       0.00          78.83            93.13             54.51
---------------------------------------------------------------------------------------------------------



SECTION 32 LOANS
----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Balance            WA Loan              WAC     % Covered by       WA FICO
                                                Amount           %[2]        Balance                      Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans                                                   0%

------------------------------------------------------------------------------------------------------------------------------------
Total                                             0.00             0%
------------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]



---------------------------------------------------------------------------------------------------------------------     ----------
                                    WA LTV     WA DTI     % SFD/ PUD      % Owner Occ    % Cashout Refi

---------------------------------------------------------------------------------------------------------------------     ----------
Section 32 Loans                                                                                                               %[2]

---------------------------------------------------------------------------------------------------------------------      ---------
Total                                                                                                                      100.00%
---------------------------------------------------------------------------------------------------------------------     ----------


TOP 5 STATES                         TOP 5 MSA                   TOP 5 ORIGINATORS                                     SERVICES
------------                         ---------                   -----------------                                     --------

-------------------------------      ------------------          -------------------------------------------------     -------------
State                      %[2]      MSA            %[2]         Originator                                   %[2]     Servicer
                           ----                     ----                                                      ----
California                34.08                                  American Business Financial Services        31.18     Litton
Florida                    8.49                                  Wilmington Finance Inc.                     18.87
New York                   6.36                                  Impac                                        7.98
Massachusetts              5.78                                  Long Beach                                   5.97
Maryland                   3.94                                  The Mortgage Store Financial Inc.            5.38
-------------------------------      ------------------          -------------------------------------------------     -------------



STRESS ANALYSIS

Rating Agency Base Case Loss Expectations
-----------------------------------------

        Standard & Poors: Analyst Name :                                   Moody's: Analyst Name :
        ----------------------------------------------------------------------------------------------------------------------------
        Foreclosure Frequency   Loss Severity   Cumulative Losses          Foreclosure Frequency   Loss Severity   Cumulative Losses
------------------------------------------------------------------------------------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
B
------------------------------------------------------------------------------------------------------------------------------------



Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses. -----------------------------------------|
                                                                          |
                                                                          |
                                                                          |
                                                                          v

              Breakeven CDR              Cumulative Losses          Mortgage Insurance (MI) Coverage            Loss Severity %
         ----------------------------------------------------       -----------------------------------------------------------
         25 CPR   40 CPR   60 CPR    25 CPR   40 CPR   60 CPR       None                                             50%
  AA                                                                >70% Loans w/ >80 LTV down to 80%                45%
  A                                                                 50 - 70% Loans w/ >80 LTV down to 80%            40%
  A-                                                                50 - 70% Loans w/ >80 LTV down to 60%            35%
 BBB+                                                               >70% LTV >80%  down to 60%                       30%
 BBB
 BBB-
-------------------------------------------------------------       -----------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

             Multiple of Default Ramp               Cumulative Losses
             25 CPR   40 CPR   60 CPR           25 CPR   40 CPR    60 CPR
------------------------------------------- --------------------------------
 AA
 A
 A-
BBB+
BBB
BBB-
------------------------------------------- --------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared,
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for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[BANC OF AMERICA SECURITIES LOGO]

                                 CBASS 2004-CB5
                            Collateral Summary Report

                           Number     Aggregate       Percent
                             of        Current        of Loans
                          Mortgage    Principal     by Principal    Fico
       CLTV                Loans       Balance        Balance       Score
       ----------------   --------   ------------   ------------    -----
       <= 90.00              2,177   $355,374,870          79.32%     636
       90.01 - 91.00            14        948,573           0.21      622
       91.01 - 92.00            10        923,835           0.21      580
       92.01 - 93.00            19      2,423,030           0.54      638
       93.01 - 94.00            20      3,024,163           0.67      637
       94.01 - 95.00           296     50,650,419          11.31      638
       95.01 - 96.00            11      1,172,129           0.26      649
       96.01 - 97.00            15      1,197,520           0.27      637
       97.01 - 98.00            16      1,241,289           0.28      628
       98.01 - 99.00            19      1,264,323           0.28      629
       99.01 - 100.00          344     27,888,524           6.22      656
       100.01 - 101.00           3        166,428           0.04      694
       101.01 - 102.00           5        343,223           0.08      566
       102.01 - 103.00           2        373,113           0.08      521
       103.01 - 104.00           1         45,993           0.01      643
       105.01 - 106.00           1         54,725           0.01      648
       106.01 - 107.00           1        117,403           0.03      670
       110.01 >=                 2        822,364           0.18      508
       ----------------   --------   ------------   ------------    -----
       Total:                2,956   $448,031,924         100.00%     637

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

Global Structured Finance                                     Jul 26, 2004 14:27

                                C-BASS 2004-CB5
                               Interest Only Loans
                            Collateral Summary Report
================================================================================


General Pool Characteristics
----------------------------
Pool Size: $51,690,598.88
Loan Count: 195
Cutoff Date: 2004-07-01
W.A. FICO: 678
W.A. Current CLTV: 83.00%
W.A. Gross Coupon: 5.974%
W.A. Orig. Term: 353 months
W.A. Rem. Term: 349 months
W.A. Age: 4 months
% with Borrower PMI: 0.50%
% FHA/VA Insured: 0.00%
% Seller Financed: 0.00%
% Second Lien: 0.00%
% with Prepay Penalty: 81.77%
% Simple Interest: 0.00%
% Balloon: 0.00%
% IO Loans: 100.00%
% ARM: 99.67%
W.A. Roll Term: 20 months
W.A. Margin: 5.281%
W.A. Initial Cap (ARMs): 2.943%
W.A. Periodic Cap (ARMs): 1.251%
W.A. Ceiling (ARMs): 12.302%
W.A. Floor (ARMs): 5.906%



----------------------------------
Current Balance            Percent
----------------------------------
50,001 - 100,000             0.34%
100,001 - 150,000            6.29
150,001 - 200,000           12.01
200,001 - 250,000           14.14
250,001 - 300,000           18.74
300,001 - 350,000           17.52
350,001 - 400,000           10.14
400,001 - 450,000            6.56
450,001 - 500,000            5.65
500,001 or greater           8.65
----------------------------------
Total:                     100.00%
----------------------------------
Average: $265,079.99
Lowest: $87,920.00
Highest: $971,250.00



Lien Position              Percent
----------------------------------
1                          100.00%
----------------------------------
Total:                     100.00%



Loan Rate                  Percent
----------------------------------
7.000 or less               92.36%
7.001 - 7.500                4.24
7.501 - 8.000                3.40
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 5.974%
Lowest: 4.125%
Highest: 8.000%



Credit Score               Percent
----------------------------------
501 - 550                    0.87%
551 - 600                    8.62
601 - 650                   20.78
651 - 700                   31.95
701 - 750                   30.88
751 - 800                    6.90
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 678
Lowest: 541
Highest:796



Credit Grade               Percent
----------------------------------
A                           93.45%
B                            4.76
C                            1.01
D                            0.79
----------------------------------
Total:                     100.00%



Current CLTV               Percent
----------------------------------
60.0 or less                 0.26%
60.1 - 70.0                  1.30
70.1 - 80.0                 55.84
80.1 - 90.0                 33.94
90.1 - 100.0                 8.65
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 83.00%
Lowest: 38.03%
Highest: 100.00%



Loan Type                  Percent
----------------------------------
Conventional                99.50%
PMI                          0.50
----------------------------------
Total:                     100.00%



Occupancy Status           Percent
----------------------------------
Primary                     95.74%
Investor                     2.87
Secondary                    1.39
----------------------------------
Total:                     100.00%



Originator                 Percent
----------------------------------
Wilmington Finance Inc.     43.67%
Master Financial Inc.       16.58
New Century                 11.67
M.S.F.I                      7.24
Millenium Funding            5.82
Other                       15.01
----------------------------------
Total:                     100.00%



Product Type               Percent
----------------------------------
2/28 ARM                    79.80%
1 mo ARM                    11.67
3/27 ARM                     5.49
5/25 ARM                     1.59
1/29 ARM                     0.68
6 mo ARM                     0.44
Fixed                        0.33
----------------------------------
Total:                     100.00%



Index                      Percent
----------------------------------
6 mo LIBOR                  84.85%
1 mo LIBOR                  11.67
LIBOR-1Y                     3.15
Fixed                        0.33
----------------------------------
Total:                     100.00%



Loan Purpose               Percent
----------------------------------
Purchase                    62.13%
Equity Refinance            32.06
Rate/Term Refinance          5.81
----------------------------------
Total:                     100.00%



Property Type              Percent
----------------------------------
Single Family               74.57%
Planned Unit Development    12.29
Condominium                  7.42
2-Family                     3.40
3-Family                     1.47
4-Family                     0.85
----------------------------------
Total:                     100.00%



State                      Percent
----------------------------------
California                  66.38%
Colorado                     4.99
Nevada                       4.38
Florida                      4.29
Virginia                     3.04
Other                       16.92
----------------------------------
Total:                     100.00%



Zip Code                   Percent
----------------------------------
92649                        1.88%
94551                        1.59
92592                        1.46
95020                        1.37
92109                        1.25
Other                       92.45
----------------------------------
Total:                     100.00%



Documentation              Percent
----------------------------------
Full Doc                    48.61%
Stated Income               44.32
No Doc                       5.29
Limited Doc                  0.99
Alternate Doc                0.79
----------------------------------
Total:                     100.00%



Prepayment Penalty Term    Percent
----------------------------------
= 0                         18.23%
1 - 12                       7.42
13 - 24                     65.46
25 - 36                      6.08
49 - 60                      2.81
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 25 months
Lowest: 12 months
Highest: 60 months



Remaining Term             Percent
----------------------------------
241 - 300                   11.67%
301 - 360                   88.33
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 349 months
Lowest: 288 months
Highest 358 months



Loan Age                   Percent
----------------------------------
1 - 12                      99.39%
13 - 24                      0.61
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 4 months
Lowest: 2 months
Highest: 16 months



IO Term                    Percent
----------------------------------
24                          30.69%
36                           0.68
60                          56.02
120                         12.62
----------------------------------
Total:                     100.00%
----------------------------------



Term to Roll (ARMs)        Percent
----------------------------------
1 - 6                       12.15%
7 - 12                       0.68
13 - 18                      4.06
19 - 24                     76.01
31 - 36                      5.50
37 or greater                1.59
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 20 months
Lowest: 1 months
Highest: 57 months



Gross Margin (ARMs)        Percent
----------------------------------
0.01 - 4.00                 15.61%
4.01 - 5.00                 25.69
5.01 - 6.00                 35.92
6.01 - 7.00                 20.16
7.01 - 8.00                  2.63
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 5.281%
Lowest: 2.875%
Highest: 7.375%



Initial Cap (ARMs)         Percent
----------------------------------
2.00                         6.13%
2.90                         0.50
2.98                         0.54
2.99                         8.30
3.00                        81.99
3.03                         0.91
3.06                         1.46
6.00                         0.17
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 2.943%
Lowest: 2.000%
Highest: 6.000%



Periodic Cap (ARMs)        Percent
----------------------------------
1.00                        86.59%
2.00                         1.71
3.00                        11.71
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 1.251%
Lowest: 1.000%
Highest: 3.000%



Maximum Rate (ARMs)        Percent
----------------------------------
13.00 or less               87.59%
13.01 - 14.00               10.91
14.01 - 15.00                1.50
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 12.302%
Lowest: 10.750%
Highest: 14.875%



Minimum Rate (ARMs)        Percent
----------------------------------
6.00 or less                57.38%
6.01 - 7.00                 36.37
7.01 - 8.00                  6.26
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 5.906%
Lowest: 2.875%
Highest: 8.000%



Days Delinquent            Percent
----------------------------------
0-29 days                  100.00%
----------------------------------
Total:                     100.00%

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC         IOs Strats.pdf                Page 1 of 1

Global Structured Finance                                     Jul 26, 2004 14:22

                                 C-BASS 2004-CB5
                           Manufactured Housing Loans
                            Collateral Summary Report
================================================================================


General Pool Characteristics
----------------------------
Pool Size: $23,384,016.24
Loan Count: 172
Cutoff Date: 2004-07-01
W.A. FICO: 660
W.A. Current CLTV: 77.65%
W.A. Gross Coupon: 7.216%
W.A. Orig. Term: 352 months
W.A. Rem. Term: 343 months
W.A. Age: 10 months
% with Borrower PMI: 0.48%
% FHA/VA Insured: 0.00%
% Seller Financed: 0.00%
% Second Lien: 0.00%
% with Prepay Penalty: 85.58%
% Simple Interest: 0.00%
% Balloon: 0.00%
% IO Loans: 0.00%
% ARM: 43.04%
W.A. Roll Term: 16 months
W.A. Margin: 5.236%
W.A. Initial Cap (ARMs): 1.255%
W.A. Periodic Cap (ARMs):  1.015%
W.A. Ceiling (ARMs): 13.396%
W.A. Floor (ARMs):7.345%



Current Balance                Percent
---------------------------------------
50,000 or less                    2.47%
50,001 - 100,000                 16.48
100,001 - 150,000                26.36
150,001 - 200,000                17.16
200,001 - 250,000                22.25
250,001 - 300,000                 9.21
300,001 - 350,000                 4.09
450,001 - 500,000                 1.98
---------------------------------------
Total:                          100.00%
---------------------------------------
Average: $135,953.58
Lowest: $29,595.36
Highest: $464,070.97



Lien Position                  Percent
---------------------------------------
1                               100.00%
---------------------------------------
Total:                          100.00%



Loan Rate                      Percent
---------------------------------------
7.000 or less                    46.56%
7.001 - 7.500                    25.86
7.501 - 8.000                    13.82
8.001 - 8.500                     7.30
8.501 - 9.000                     2.44
9.001 - 9.500                     0.84
9.501 - 10.000                    0.80
10.001 - 10.500                   0.66
10.501 - 11.000                   0.81
11.501 - 12.000                   0.62
12.001 - 12.500                   0.29
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 7.216%
Lowest: 4.750%
Highest: 12.150%



Credit Score                   Percent
---------------------------------------
451 - 500                         0.62%
501 - 550                         5.00
551 - 600                         8.66
601 - 650                        26.49
651 - 700                        36.92
701 - 750                        16.15
751 - 800                         6.16
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 660
Lowest: 485
Highest: 787



Credit Grade                   Percent
---------------------------------------
A                                89.28%
B                                 9.31
C                                 1.41
---------------------------------------
Total:                          100.00%



Current CLTV                   Percent
---------------------------------------
60.0 or less                      7.70%
60.1 - 70.0                      13.09
70.1 - 80.0                      37.80
80.1 - 90.0                      39.51
90.1 - 100.0                      1.53
100.1 - 110.0                     0.36
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 77.65%
Lowest: 7.97%
Highest: 101.08%



Loan Type                      Percent
---------------------------------------
Conventional                     99.52%
PMI                               0.48
---------------------------------------
Total:                          100.00%



Occupancy Status               Percent
---------------------------------------
Primary                          92.50%
Investor                          5.93
Secondary                         1.58
---------------------------------------
Total:                          100.00%



Originator                     Percent
---------------------------------------
Long Beach                       95.64%
M.S.F.I                           1.45
New Century                       0.97
Pinnacle Direct Funding           0.69
Guaranty Residential Lending      0.37
Other                             0.88
---------------------------------------
Total:                          100.00%



Product Type                   Percent
---------------------------------------
Fixed                            56.96%
2/28 ARM                         38.95
3/27 ARM                          2.45
5/25 ARM                          1.65
---------------------------------------
Total:                          100.00%



Index                          Percent
---------------------------------------
Fixed                            56.96%
6 mo LIBOR                       43.04
---------------------------------------
Total:                          100.00%



Loan Purpose                   Percent
---------------------------------------
Equity Refinance                 52.71%
Purchase                         32.05
Rate/Term Refinance              15.25
---------------------------------------
Total:                          100.00%



Property Type                  Percent
---------------------------------------
Manufactured                    100.00%
---------------------------------------
Total:                          100.00%



State                          Percent
---------------------------------------
California                       40.93%
Washington                       15.52
Oregon                           10.51
Colorado                          9.25
North Carolina                    5.67
Other                            18.12
---------------------------------------
Total:                          100.00%



Zip Code                       Percent
---------------------------------------
92584                             3.57%
92570                             2.34
93907                             2.23
80831                             2.08
95482                             1.98
Other                            87.80
---------------------------------------
Total:                          100.00%



Documentation                  Percent
---------------------------------------
Full Doc                         61.67%
Stated Income                    34.11
Limited Doc                       3.36
Alternate Doc                     0.86
---------------------------------------
Total:                          100.00%



Prepayment Penalty Term        Percent
---------------------------------------
= 0                              14.42%
1 - 12                            2.27
13 - 24                          32.86
25 - 36                          49.68
49 - 60                           0.77
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 31 months
Lowest: 12 months
Highest: 60 months



Remaining Term                 Percent
---------------------------------------
121 - 180                         4.14%
181 - 240                         0.38
241 - 300                         0.37
301 - 360                        95.12
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 343 months
Lowest: 169 months
Highest: 358 months



Loan Age                       Percent
---------------------------------------
1 - 12                           94.85%
13 - 24                           2.98
25 - 36                           0.83
49 - 60                           0.97
61 - 72                           0.20
73 - 84                           0.17
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 10 months
Lowest: 2 months
Highest: 83 months



IO Term                        Percent
---------------------------------------
0                               100.00%
---------------------------------------
Total:                          100.00%



Term to Roll (ARMs)            Percent
---------------------------------------
1 - 6                            10.15%
7 - 12                            6.88
13 - 18                          74.65
25 - 30                           4.49
37 or greater                     3.83
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 16 months
Lowest: 1 months
Highest: 52 months



Gross Margin (ARMs)            Percent
---------------------------------------
0.01 - 4.00                       0.86%
4.01 - 5.00                      72.65
5.01 - 6.00                      20.94
6.01 - 7.00                       5.55
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 5.236%
Lowest: 3.000%
Highest: 7.000%



Initial Cap (ARMs)             Percent
---------------------------------------
1.00                             84.05%
1.50                              3.39
2.00                              1.32
3.00                             11.23
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 1.255%
Lowest: 1.000%
Highest: 3.000%



Periodic Cap (ARMs)            Percent
---------------------------------------
1.00                             97.02%
1.50                              2.98
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 1.015%
Lowest: 1.000%
Highest: 1.500%



Maximum Rate (ARMs)            Percent
---------------------------------------
13.00 or less                    52.30%
13.01 - 14.00                    25.93
14.01 - 15.00                    12.25
15.01 - 16.00                     3.19
16.01 - 17.00                     2.56
17.01 - 18.00                     3.10
18.01 - 19.00                     0.67
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 13.396%
Lowest: 11.425%
Highest: 18.150%



Minimum Rate (ARMs)            Percent
---------------------------------------
6.00 or less                     10.48%
6.01 - 7.00                      43.06
7.01 - 8.00                      25.08
8.01 - 9.00                      13.58
9.01 - 10.00                      2.29
10.01 - 11.00                     3.41
11.01 - 12.00                     1.45
12.01 or greater                  0.67
---------------------------------------
Total:                          100.00%
---------------------------------------
W.A.: 7.345%
Lowest: 5.425%
Highest: 12.150%



Days Delinquent                Percent
---------------------------------------
0-29 days                       100.00%
---------------------------------------
Total:                          100.00%

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC            MH Strats.pdf              Page 1 of 1

[BANC OF AMERICA SECURITIES LOGO]

                                 CBASS 2004-CB5
                            Collateral Summary Report

                                       Number     Aggregate       Percent
                                         of        Current        of Loans
                                       Mortgage   Principal     by Principal
Originators                             Loans      Balance        Balance
------------------------------------   -------   ------------   ------------
American Business Financial Services     1,086   $139,690,749          31.18%
Wilmington Finance Inc.                    496     84,564,927          18.87
Impac                                      175     35,760,924           7.98
Long Beach                                 190     26,766,392           5.97
The Mortgage Store Financial Inc.          111     24,122,916           5.38
Master Financial Inc.                      116     20,474,978           4.57
Lenders Direct                             118     20,400,270           4.55
New Century                                133     17,381,820           3.88
East West Mortgage                          90     16,988,881           3.79
United Capital Markets                      40      8,960,010           2.00
Millenium Funding                           37      8,525,099           1.90
First Street Financial                      26      6,059,538           1.35
US Bank                                     37      4,591,864           1.02
Shearson Mortgage                           14      3,430,166           0.77
Equity Now                                  12      2,632,366           0.59
Lancaster Mortgage                          11      2,515,580           0.56
South Plains                                37      2,009,095           0.45
Available Mortgage Funding                  15      1,945,416           0.43
Mtge Investment Lending Assoc.              64      1,633,525           0.36
Mortgage Link Inc                           10      1,573,522           0.35
Finance America                             10      1,531,448           0.34
Pinnacle Direct Funding                     12      1,489,646           0.33
N/A                                         19      1,446,816           0.32
Guaranty Residential Lending                 8      1,320,347           0.29
Oakmont Mortgage                             5      1,291,298           0.29
Ameritrust Mortgage Corp                     6      1,114,202           0.25
Home Loan Mortgage Corp.                     8      1,102,427           0.25

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

[BANC OF AMERICA SECURITIES LOGO]

                                 CBASS 2004-CB5
                            Collateral Summary Report


Bank of America                              6        890,698           0.20
Encore Credit Corp.                          7        811,632           0.18
Merrill Lynch                               10        755,295           0.17
Anvil Funding Corp                           2        710,878           0.16
First Magnus Financial                       4        695,789           0.16
GRP Financial                                1        569,285           0.13
Key Home Equity                              7        493,521           0.11
Stated Island Bank                           3        390,251           0.09
BNC Lending                                  3        362,522           0.08
Mercantile National Bank                     3        334,874           0.07
Freemont Investment                          2        295,667           0.07
Pacific America                              2        279,903           0.06
First NLC                                    1        277,593           0.06
First National Bank of Arizona               1        260,539           0.06
Household Bank                               2        256,296           0.06
Ocwen                                        1        253,079           0.06
Banc One                                     4        227,604           0.05
Platinum Capital Group                       1        195,156           0.04
Regions Mortgage Inc.                        2        160,258           0.04
nBank                                        1        139,344           0.03
RBMG Inc.                                    1         74,766           0.02
Chase                                        1         68,332           0.02
Cresleigh Bancorp                            1         57,567           0.01
Wachovia                                     1         49,259           0.01
Aames                                        1         46,463           0.01
Countrywide                                  1         27,134           0.01
Honor State Bank                             1         23,999           0.01
Total:                                   2,956   $448,031,924         100.00%

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      2

[BANC OF AMERICA SECURITIES LOGO]

                                 CBASS 2004-CB5
                            Current Balances >= $500K
                            Collateral Summary Report


1. Current Balance

                                       Principal     % of Principal
           Current Balance              Balance         Balance
           -----------------------   -------------   --------------
           450,001 - 500,000            500,000.00             3.67%
           500,001 - 550,000          4,749,826.60            34.90
           550,001 - 600,000          4,002,233.05            29.41
           600,001 - 650,000          1,937,929.88            14.24
           650,001 - 700,000            657,311.39             4.83
           750,001 - 800,000            789,428.02             5.80
           900,001 +                    971,250.00             7.14
           Total:                    13,607,978.94           100.00%

Average: $591,651.26
Lowest: $500,000.00
Highest: $971,250.00

--------------------------------------------------------------------------------

2. Interest Rate

                                       Principal     % of Principal
           Interest Rate                Balance         Balance
           -----------------------   -------------   --------------
           4.001 - 5.000              1,182,291.13             8.69%
           5.001 - 6.000              2,253,347.15            16.56
           6.001 - 7.000              3,758,750.79            27.62
           7.001 - 8.000              4,046,398.70            29.74
           8.001 - 9.000              2,367,191.17            17.40
           Total:                    13,607,978.94           100.00%

W.A.: 6.963%
Lowest: 4.640%
Highest: 8.875%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

[BANC OF AMERICA SECURITIES LOGO]

                                 CBASS 2004-CB5
                            Current Balances >= $500K
                            Collateral Summary Report

3. Credit Score

                                       Principal     % of Principal
           Credit Score                 Balance         Balance
           -----------------------   -------------   --------------
           750 - 799                  1,071,570.09             7.87%
           700 - 749                  1,035,730.58             7.61
           650 - 699                  4,766,781.33            35.03
           600 - 649                  4,983,277.51            36.62
           550 - 599                    647,785.60             4.76
           500 - 549                    533,548.70             3.92
           450 - 499                    569,285.13             4.18
           Total:                    13,607,978.94           100.00%

W.A.: 645
Lowest: 496
Highest: 775

--------------------------------------------------------------------------------

4. Loan Purpose

                                       Principal     % of Principal
           Loan Purpose                 Balance         Balance
           -----------------------   -------------   --------------
           Purchase                   7,094,161.42            52.13%
           Equity Refinance           5,944,532.39            43.68
           Rate/Term Refinance          569,285.13             4.18
           Total:                    13,607,978.94           100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      2

[BANC OF AMERICA SECURITIES LOGO]

                                 CBASS 2004-CB5
                            Current Balances >= $500K
                            Collateral Summary Report


5. Property Type

                                       Principal     % of Principal
           Property Type                Balance         Balance
           -----------------------   -------------   --------------
           Single Family              8,044,390.25            59.12%
           2-Family                   2,342,830.96            17.22
           PUD                        2,180,730.04            16.03
           4-Family                     533,548.70             3.92
           Condominium                  506,478.99             3.72
           Total:                    13,607,978.94           100.00%

--------------------------------------------------------------------------------

6. State

                                       Principal     % of Principal
           State                        Balance         Balance
           -----------------------   -------------   --------------
           California                 8,949,758.27            65.77%
           Nevada                     1,056,000.00             7.76
           Massachusetts                789,428.02             5.80
           Virginia                     643,853.15             4.73
           Maryland                     569,285.13             4.18
           Michigan                     539,329.80             3.96
           Pennsylvania                 535,570.09             3.94
           New York                     524,754.48             3.86
           Total:                    13,607,978.94           100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      3

[BANC OF AMERICA SECURITIES LOGO]

                                 CBASS 2004-CB5
                            Current Balances >= $500K
                            Collateral Summary Report


7. Occupancy Status

                                       Principal     % of Principal
           Occupancy Status             Balance         Balance
           -----------------------   -------------   --------------
           Primary                   13,037,688.06            95.81%
           Investor                     570,290.88             4.19
           Total:                    13,607,978.94           100.00%

--------------------------------------------------------------------------------

8. Documentation

                                       Principal     % of Principal
           Documentation                Balance         Balance
           -----------------------   -------------   --------------
           Full Doc                   6,416,064.95            47.15%
           Stated Income              4,424,995.88            32.52
           No Doc                     2,233,369.41            16.41
           Limited Doc                  533,548.70             3.92
           Total:                    13,607,978.94           100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      4

[BANC OF AMERICA SECURITIES LOGO]

                                 CBASS 2004-CB5
                            Current Balances >= $500K
                            Collateral Summary Report


9. Current CLTV

                                       Principal     % of Principal
           Current CLTV                 Balance         Balance
           -----------------------   -------------   --------------
           50.1 - 60.0                  643,853.15             4.73%
           60.1 - 70.0                1,359,718.90             9.99
           70.1 - 75.0                2,054,288.27            15.10
           75.1 - 80.0                2,850,761.70            20.95
           80.1 - 85.0                2,893,248.77            21.26
           85.1 - 90.0                2,149,084.28            15.79
           90.1 - 95.0                1,087,738.74             7.99
           100.1 +                      569,285.13             4.18
           Total:                    13,607,978.94           100.00%

W.A.: 81.79%
Lowest: 59.89%
Highest: 116.18%

--------------------------------------------------------------------------------

10. Prepayment Penalty Term

                                       Principal     % of Principal
           Prepayment Penalty Term      Balance         Balance
           -----------------------   -------------   --------------
           0                          2,529,758.76            18.59%
           12                         1,075,967.38             7.91
           24                         7,137,103.49            52.45
           36                         2,865,149.31            21.05
           Total:                    13,607,978.94           100.00%

W.A.: 21 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      5